                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 2, 1998


                           GUNTHER INTERNATIONAL, LTD.
             (Exact name of Registrant as specified in its charter)



     DELAWARE                       000-22994                       51-0223195
  (State or other            (Commission File Number)             (IRS Employer
  jurisdiction of                                                 Identification
   incorporation)                                                     Number)



  ONE WINNENDEN, NORWICH, CONNECTICUT                                  06360
  (Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (860) 823-1427


                                       N/A
          (Former name or former address, if changed since last report)


                          This is Page 1 of 191 pages.

                        The Exhibit Index is on Page 6.

Item 1. Changes in Control of Registrant.

      On October 5, 1998, the registrant announced that it successfully completed a comprehensive $5.7 million financing transaction, the proceeds of which have been utilized to completely restructure and replace the Company's pre-existing senior line of credit, fund a full settlement with the Company's third party service provider, and provide additional working capital to fund the Company's ongoing business operations.

      Under the terms of the transaction, a newly formed limited liability company organized by the Tisch Family Interests and Mr. Robert Spiegel (the "New Lender") loaned an aggregate of $4 million to the Company. At the same time, the Company's senior lender reached an agreement with the guarantor of a portion of the Company's senior line of credit (the "Guarantor") whereby the Guarantor consented to the liquidation of approximately $1.7 million of collateral and the application of the proceeds of such collateral to satisfy and repay in full a like amount of indebtedness outstanding under the senior credit facility. The balance of the indebtedness outstanding under the senior credit facility, approximating $350,000, was repaid in full from the proceeds of the new financing. The Company executed a new promissory note in favor of the Guarantor evidencing the Company's obligation to repay the amount of the collateral that was liquidated by the senior lender. The Company's obligations to the Guarantor are completely subordinated to the Company's obligations to the New Lender. In addition, approximately $1.4 million of the new financing was utilized to pay the Company's third party service provider all amounts that were due and owing to the service provider for performing maintenance on Company systems.

      To induce the New Lender to enter into the financing transaction, the Company, the New Lender, Park Investment Partners, Inc. ("Park"), Gerald H. Newman, the estate of Harold S. Geneen (the "Estate"), Four Partners, and Robert Spiegel entered into a separate voting agreement (the "Voting Agreement"), pursuant to which they each agreed to vote all shares of Gunther stock held by them in favor of (i) that number of persons nominated by the New Lender constituting a majority of the Board of Directors, (ii) one person nominated by the Estate and (iii) one person nominated by Park. In addition, the Company granted the New Lender a stock purchase warrant (the "Warrant") entitling the New Lender, any time during the period commencing on January 1, 1999 and ending on the fifth anniversary of the transaction, to purchase up to 35% of the pro forma, fully diluted number of shares of the Common Stock of the Company, determined as of the date of exercise. The exercise price of the Warrant is $1.50 per share.

      Contemporaneously with the consummation of the transaction, Frederick W. Kolling III and James H. Whitney resigned from the Board of Directors, and Thomas Steinberg and Robert Spiegel were elected to fill the vacancies created by the resignations. Another inside director, Alan W. Morton, resigned from the Board prior to the consummation of the transactions.

      The foregoing transactions may be deemed to constitute a change in control of the Company. As discussed above, the Voting Agreement requires the parties thereto to vote their shares of Common Stock in favor of that number of persons nominated by the New Lender constituting a majority of the Board of Directors. As of the date hereof, the Company believes that Park, Mr. Newman, the New Lender and the Estate own, in the aggregate, 1,801,916 shares of Common Stock, representing approximately 41.0% of the outstanding shares of Common Stock. In addition, the Warrant entitles the New Lender to purchase directly from the Company that number of shares of Common Stock that is equal to 35% of the pro forma, fully diluted number of shares of Common Stock as of the date of exercise, commencing as of January 1, 1999. As of the date hereof, the Company believes the Warrant will be exercisable for approximately 2,591,616 shares of Common Stock. Accordingly, the Company believes that the New Lender will be the beneficial owner of approximately 4,393,532 shares, or 62.9% of the outstanding shares, of Common Stock, commencing as of November 2, 1998, determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended. For more information concerning the identity of New Lender and its beneficial ownership of shares of Common Stock, reference is hereby made to the Schedule 13D of the New Lender being filed with the Securities and Exchange Commission contemporaneously with this report.

      Copies of the relevant documents and agreements providing for the transactions discussed above are filed as exhibits to this report, and the foregoing discussion is qualified in its entirety by reference to the complete text of such documents and agreements.


Item 7. Financial Statements and Exhibits

      (a)   Financial Statements of Business Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            Exhibit No.    Exhibit
            -----------    --------

            99.1           Press Release of Gunther International, Ltd.
                           ("Gunther") dated October 5, 1998.

            99.2 Agreement, dated October 2, 1998, by and among Gunther, June H. Geneen, Phil E. Gilbert, Jr., Thomas
                           W. Keesee and the United States Trust Company Of New York, as Co-Executors of the Estate of Harold S. Geneen, Late of New York, New York (the "Estate"), BankBoston, N.A. (successor by merger to Bank of Boston Connecticut ("BOB") and Gunther Partners, LLC ("Lender").

            99.3 Promissory Note, dated October 2, 1998, made by Gunther to the order of the Estate.

            99.4 Security Agreement, dated October 2, 1998, by and between Gunther and the Estate.

            99.5 Loan and Security Agreement, dated October 2, 1998, by and between Gunther and Lender.

            99.6 $4,000,000 Term Note, dated October 2, 1998, made by Gunther to the order of the Lender.

            99.7 Subordination Agreement dated as of October 2, 1998, between the Lender and Connecticut Innovations, Inc. ("CII").

            99.8 Subordination Agreement, dated as of October 2, 1998, between the Estate and CII.

            99.9 Subordination and Intercreditor Agreement, dated October 2, 1998, between the Lender and the Estate.

            99.10 Warrant Agreement, dated October 2, 1998, by and between the Lender and Gunther.

            99.11 Registration Rights Agreement, dated October 2, 1998, by and between Gunther and the Lender.

            99.12 Voting Agreement, dated October 2, 1998, by and among the Estate, Gerald H. Newman, Park Investment Partners, Inc., the Lender, Robert Spiegel, Four Partners and Gunther.

            99.13 Settlement Agreement, dated September 30, 1998, between Gunther and DataCard Corporation.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       GUNTHER INTERNATIONAL, LTD.
                                       a Delaware corporation


Date: October 7, 1998                  By: /s/ Marc I. Perkins
                                          ---------------------------------
                                           Name: Marc I. Perkins
                                           Title: Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.  Description                                                Page No.

99.1         Press Release of Gunther International, Ltd.
             ("Gunther") dated October 5, 1998.                            8

99.2         Agreement, dated October 2, 1998, by and among Gunther,
             June H. Geneen, Phil E. Gilbert, Jr., Thomas W. Keesee
             and the United States Trust Company Of New York, as
             Co-Executors of the Estate of Harold S. Geneen, Late of
             New York, New York (the "Estate"), BankBoston, N.A.
             (successor by merger to Bank of Boston Connecticut
             ("BOB") and Gunther Partners, LLC ("Lender").                11

99.3         Promissory Note, dated October 2, 1998, made by Gunther
             to the order of the Estate.                                  25

99.4         Security Agreement, dated October 2, 1998, by and
             between Gunther and the Estate.                              29

99.5         Loan and Security Agreement, dated October 2, 1998, by
             and between Gunther and Lender.                              55

99.6         $4,000,000 Term Note, dated October 2, 1998, made by
             Gunther to the order of the Lender.                          99

99.7         Subordination Agreement dated as of October 2, 1998,
             between the Lender and Connecticut Innovations, Inc.
             ("CII").                                                    105

99.8         Subordination Agreement, dated as of October 2, 1998,
             between the Estate and CII.                                 115

99.9         Subordination and Intercreditor Agreement, dated October
             2, 1998, between the Lender and the Estate.                 127

99.10        Warrant Agreement, dated October 2, 1998, by and
             between the Lender and Gunther.                             140

99.11        Registration Rights Agreement, dated October 2, 1998, by
             and between Gunther and the Lender.                         159

99.12        Voting Agreement, dated October 2, 1998, by and among      175
             the Estate, Gerald H. Newman, Park Investment Partners,
             Inc., the Lender, Robert Spiegel, Four Partners and
             Gunther.

99.13        Settlement Agreement, dated September 30, 1998, between    185
             Gunther and DataCard Corporation.